Exhibit 99.1

 Corporate Presentation  April 2024

 Forward Looking Statements  This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of Quantum-Si Incorporated (the “Company”) may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company's expectations with respect to future performance and development and commercialization of products and services, its anticipated cash runway and its financial guidance for the full year 2024. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company's Class A common stock on The Nasdaq Stock Market; the ability of the Company to grow and manage growth profitably and retain its key employees; the Company’s ongoing leadership transitions; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company's product development and commercialization activities; the commercialization and adoption of the Company’s existing products and the success of any product the Company may offer in the future; the potential attributes and benefits of the Company’s commercialized Platinum® protein sequencing instrument and kits and the Company’s other products once commercialized; the Company's ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company's ability to identify, in-license or acquire additional technology; the Company's ability to maintain its existing lease, license, manufacture and supply agreements; the Company's ability to compete with other companies currently marketing or engaged in the development or commercialization of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than the Company; the size and growth potential of the markets for the Company's products and services, and its ability to serve those markets once commercialized, either alone or in partnership with others; the Company's estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company's financial performance; and other risks and uncertainties described under "Risk Factors" in the Company’s  most recent Annual Report on Form 10-K, and in the Company's other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.  Non-GAAP Financial Measures  This presentation includes certain non-GAAP financial measures including “adjusted total operating expenses”. Please see Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 29, 2024 for further discussion of the Company’s use of non-GAAP financial measures.  Disclaimer and Other Information

 Quantum-Si: The Protein Sequencing CompanyTM  Founded in 2013; NASDAQ (QSI) since June 2021    Experienced team from life sciences leaders including Illumina, PacBio, and Ion Torrent  Launched the world first, next-generation protein sequencing system, Platinum in December 2022  Over 1,000 owned and licensed patents and applications issued and pending  Strong financial position - cash runway expected into 2026

 The World’s First, Next-Generation Protein Sequencer  List Price <$100K  Automated data analysis  Addresses gaps in existing genomics and proteomics research workflows  Unmatched Accessibility  Kinetic signatures enable single amino acid resolution  Single-molecule sensitivity  Extensible beyond protein sequencing  Proprietary Technology  Protein variants  Post translational modifications  Unbiased protein identification  Deeper Insights

 Company Key Updates  2023 Highlights  2024 Guidance  Launched Platinum® in Dec 2022  Successfully executed controlled launch generating $1.1M in revenue  Built a world class leadership team  Transformed organization from research into commercial phase  Enhanced Board of Directors with three new independent directors  Lowered Adjusted OpEx Y/Y  Launched V2 Kit in 1Q24  Full Commercial Launch initiated at end of Q1 2024   Version 3 Kit targeting 3Q24  Full Year Revenue: $3.7M - $4.2M  Adjusted OpEx: $103M or less  Cash Usage: $100M or less  Cash Runway expected into 2026

Proteomics Is A Large And Growing Market Opportunity

$75B+ Proteomics Market[1]


Emerging Clinical
$55B+
Research
$20B+

$8B+ Initial Target Market[2]


Identification
$3B+
Expression &
Quantification
$3B+
Proteoforms &
PTM's
$1.5B+

1. SVB Leerink Research, "Proteomics: The Next Frontier in Life Science Tools and Diagnostics", September 28, 2021
2. DeciBio Consulting Evaluation, June 2020

QUANTUM SI
6

 Proteins Are More Complex And Actionable Than DNA or RNA  1,000,000+ Proteoforms   (Protein)  200,000   Sequences  (RNA)  20,000   Genes  (DNA)  DNA is the blueprint but has limited actionability   RNA is more actionable but does not tell the complete story  Proteins are extraordinarily diverse and are the real time indicators of health and disease making them the most actionable   7

Core Areas Of Proteomics Research Today

Population Screening



- Samples: 100's-1000's per study
- Proteins: 1000's per sample
- Resolution: Protein

Deep Characterization



- Samples: 10's-100's per study
- Proteins: <50 per sample
- Resolution: Amino acid; Single-molecule

Mass Spec

HT Affinity Assays

Western Blots & ELISA

Edman Degradation

QSI™

QUANTUM SI

8

Disease Progression Goes Beyond The Protein Level  Human Proteoform Project https://www.science.org/doi/10.1126/sciadv.abk0734

 Deeper Insights With Unprecedented Accessibility  Mass Spec  High Throughput Affinity Based Assays  Edman Degradation  Western Blots and ELISA  Data Richness  Accessibility

 Library Preparation and Sequencing Kits contain everything you need to digest and functionalize proteins and sequence them on our proprietary semiconductor chip  The Quantum-Si Solution   Prepare  Sequence  Analyze  Platinum® sequences individual peptides and provides amino acid level resolution  Our analysis software automatically delivers single-molecule level information about your proteins without the need for bioinformatics expertise

 Sequence Proteins With Next-Generation Protein Sequencing  Sequence  Prepare  Analyze

 The Value of Deeper Insights With Next-Generation Protein Sequencing  Protein Engineering  Antibody Characterization  Protein-Protein Interactions  Disease Relevance  Who  Academics, Biopharma, Industry  Academics, Biopharma, Industry  Academics, Biopharma  Academics, Biopharma  What  Engineering proteins for therapeutic, industrial or environmental purposes          Antibody validation is necessary for research use and drug development  Studying protein interactions for purposed of drug ID/characterization  Studying variants of proteins and how that affect disease outcome  Why  Direct confirmation of which protein sequence correlates to desired function    Ensure protein performs poorly in required application  Antibody sequence changes can alter performance and reproducibility of results  Having sequence specific information can shorten research and development times and reduce costs.  3D structure of proteins is based on the protein sequence and determines how proteins interact  Changes at the amino acid sequence level may alter the function or regulation of biological pathways  Mutations or changes in amino acid sequence are usually spontaneous and not present in all cells  Understanding mutations associated with disease may provide more precise treatment options

 Compliment genomic datasets with protein analysis and uncover direct protein to phenotype relationships  Platinum® Complements And Enhances Current Proteomic and Genomic Workflows   Next-Gen Sequencing  Immunoassays  Mass Spectrometry   Uncover more than antibodies can with accurate protein identification and amino acid resolution  Identify proteins with ease and gain deeper insights with single molecule, amino acid level resolution  Insourcing Protein Analysis  Identify proteins and modifications with out the need for expensive equipment, infrastructure or expertise

 Direct Sales Force Presence  Expanding Our Global Commercial Channels And Partnerships  2024 Commercialization Approach  Distributor Partner Presence

 2024 Commercial Priorities  Accelerate the Purchase Process  On-site demos allow customers to evaluate the technology in their own lab  Build Our Distribution Network  Engage with leading life science tools distributors in select regions – expand network upon proving out model  Execute on Full Commercial Launch  Expand team in direct markets; Grow the installed base; Drive consumable usage  Drive Awareness Through Data  Posters/presentations at conferences, peer-review publications, webinars  New Product Launches  Deploy the Version 2 kit to customers in 1Q; Launch Version 3 kit targeting 3Q24

 Product Enhancements Delivered With The Version 2 Kit And New Software   Increased proteome coverage with an additional amino acid recognizer   Increased output and improved reproducibility   Confidently identify proteins with advanced analytical and inference tools   Enhanced flexibility with various sample inputs

 Significant Improvement In Product Performance Using The Version 2 Kit  1K Amino Acids per Chip   IL4  IL6  CDNF  PDL1  Version 1 Kit  Version 2 Kit  Increase in Amino Acids Sequenced  Increase in Peptides Identified  Number of Identified Peptides  IL4  IL6  CDNF  PDL1  Version 1 Kit  Version 2 Kit  +4X  +2X  +3X  +5X  6  6  5  5  6  4  3  3

 Version 2 Kit Demonstrates High Reproducibility Providing Customers More Flexibility In Study Design  Performance With Proteins  # of Alignments Right Side of Chip  # of Alignments Left Side of Chip   Single Peptide  10 Peptide Barcodes  Performance With Peptides  # of Alignments Left Side of Chip (log)  IL4  HSA  VIME  CDNF  # of Alignments Right Side of Chip (log)  AKT1  H4  PDL1  IL6  FGF2

 Version 2 Kit Delivers An Approximate 3-Fold Reduction In Cost Per 1,000 Amino Acids  Amino Acids per Chip (1K)  Version 1 Kit  Version 2 Kit  Cost per 1,000 Amino Acids  528K  154K

 Our Innovation Pipeline Is Accelerating  Completed R&D Re-alignment  Announce V2 Kit targeting 1Q24 Launch  August 2023  V2 Sequencing Kit Launched  February 2024  Innovation roadmap continues towards true de-novo sequencing  2026+  Developing new innovations across library prep, sequencing, instruments and applications  2H24-2025  Announced V3 Kit targeting 3Q24  Full Commercial Launch initiated at end of 1Q24  Innovation pipeline in library prep and instrumentation  4Q2023 Earnings   Call Update  3Q24E  Estimated V3 Sequencing Kit Launch   Platinum® introduced to the market  December 2022

 2024 Corporate Priorities  Accelerate commercial adoption  Deliver on our innovation roadmap   Preserve financial strength   Full commercial launch; Direct and distribution model scale up; Revenue of $3.7M - $4.2M  V2 Kit Launched in February 24; V3 Kit Launch Targeting 3Q24; Innovation pipeline accelerating  Guidance of Adjusted OpEx of $103M or less; Cash Usage of $100M or less

 Q&A